UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Date of Report (Date of earliest event reported): June 19, 2002

eLoyalty Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-27975 (Commission File Number)	36-4304577 (I.R.S. Employer Identification No.)

150 Field Drive
Suite 250
Lake Forest, Illinois 60045
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 582-7000

Item 5. Other Events

     In June 2001, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 142 eliminates amortization of goodwill and intangible assets with indefinite lives and requires a transitional impairment test of these assets within six months of the date of adoption and an impairment test at least annually thereafter. We adopted SFAS No. 142 effective January 1, 2002. We are filing this Current Report on Form 8-K to report “as adjusted” net (loss) income and per share information for the years ended December 29, 2001, December 30, 2000 and December 31, 1999, as if the nonamortization provisions of SFAS 142 had been adopted at the beginning of these respective fiscal years. Such information is presented within Note 20 to the Consolidated Financial Statements which are filed as Exhibit 99.1 to this report and are incorporated herein by reference in their entirety. Except for the additional disclosure in Note 20, the financial statements are unchanged from the financial statements included in eLoyalty’s Annual Report on Form 10-K for the year ended December 29, 2001.

Item 7. Financial Information and Exhibits

     (c)  Exhibits.

     The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Consolidated Financial Statements of eLoyalty Corporation

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date:	June 19, 2002	By:	/s/ Timothy J. Cunningham Timothy J. Cunningham Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Consolidated Financial Statements of eLoyalty Corporation